                                                                    EXHIBIT 99.1


[INTERVOICE LOGO]                                                   NEWS RELEASE

FOR IMMEDIATE RELEASE

CONTACTS
Intervoice, Inc.
Rob-Roy J. Graham
Chief Financial Officer
+1 (972) 454-8712

17-03


                   INTERVOICE ANNOUNCES FIRST QUARTER RESULTS

                   Sales of $38.4 M, Profit of $0.03 Per Share

DALLAS --JUNE 25, 2003 -- Intervoice, Inc. (Nasdaq: INTV) is pleased to announce sales of $38.4 million for its first quarter fiscal 2004, which ended May 31, 2003. Sales during the quarter included $1.9 million for a cash-basis, international managed services customer. Net income for the quarter was $0.9 million ($0.03 per share) and includes a previously announced $1.3 million restructuring charge.

"We performed very well in nearly all respects during the quarter," said David Brandenburg, the Company's Chairman and CEO. "Our cash balances increased by $1.6 million while our debt was reduced by $0.8 million. We held the balance sheet gains made in previous quarters. Systems backlog was $29.5 million, and we enjoyed excellent bookings in our managed services business."

"Needless to say, we are very happy to report an operating profit ahead of expectations. Our focus going forward is to maintain profitable operations through diversifying and expanding our pipeline of sales opportunities, and through managing costs and our balance sheet. As we look forward through the remainder of the fiscal year, we see many opportunities in front of us. We look forward to discussing a few of these opportunities and highlights of Q1 in tomorrow's conference call."

"We want to thank our customers for their continued confidence during the unprecedented challenges of the last few years. Our appreciation also extends to our employees for their loyalty and dedication. Finally, we thank our shareholders for their support and patience as we work to return the Company to sustainable profitability."

The Company has scheduled a conference call for 10:30 a.m., central daylight time, Thursday, June 26, 2003 to discuss its first quarter results and its outlook for the future. To participate in the call, dial 719-457-2650. The conference call confirmation code is 679014. A replay of the call will be available at the Company's web site: www.intervoice.com.

This press release contains forward-looking statements, which are based on Company management's current beliefs. Readers are cautioned to read the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to vary materially from the forward-looking statements in this press release.

ABOUT INTERVOICE

With more than 21,000 systems deployed around the globe, Intervoice is a world leader in converged voice and data solutions. Intervoice provides the applications, tools and infrastructure that enable enterprises and carriers to attract and retain customers and promote profitability. Omvia(TM), our open, standards-based product suite, is transforming the way people and information connect. Omvia offers speech-enabled IVR applications, multimedia and network-grade portals, wireless application gateways, and enhanced services such as unified messaging, short messaging services (SMS), voicemail, prepaid services and interactive alerts. Intervoice is headquartered in Dallas with offices in Europe, the Middle East, South America, and Asia Pacific. For more information, visit www.intervoice.com.

                                InterVoice, Inc.
                           Consolidated Balance Sheets

                                                                  (In Thousands, Except Share
                                                                      and Per Share Data)
                                                                 May 31,            February 28,
ASSETS                                                            2003                  2003
---------------------------------------------------------       ---------           ------------
                                                               (Unaudited)
Current Assets
     Cash and cash equivalents                                  $  27,804            $  26,211
     Trade accounts receivable, net of allowance for
         doubtful accounts of $2,744 in fiscal 2004 and
         $2,527 in fiscal 2003                                     26,290               25,853
     Inventory                                                      7,827                8,895
     Prepaid expenses and other current assets                      5,689                5,277
                                                                ---------            ---------
                                                                   67,610               66,236
                                                                ---------            ---------
Property and Equipment
     Building                                                      16,747               16,708
     Computer equipment and software                               34,171               32,660
     Furniture, fixtures and other                                  2,761                2,667
     Service equipment                                              9,293                8,744
                                                                ---------            ---------
                                                                   62,972               60,779
     Less allowance for depreciation                               42,434               40,406
                                                                ---------            ---------
                                                                   20,538               20,373
Other Assets
     Intangible assets, net of amortization of $32,172 in
         fiscal 2004 and $32,218 in fiscal 2003                     8,624                9,326
     Goodwill                                                       3,401                3,401
     Other assets                                                   1,368                1,655
                                                                ---------            ---------
                                                                $ 101,541            $ 100,991
                                                                =========            =========

LIABILITIES AND STOCKHOLDERS' EQUITY
---------------------------------------------------------

Current Liabilities
     Accounts payable                                           $  11,939            $  12,513
     Accrued expenses                                              12,404               12,705
     Customer deposits                                              8,824                9,061
     Deferred income                                               26,366               25,478
     Current portion of long term borrowings                        3,333                3,333
     Income taxes payable                                           7,036                6,240
                                                                ---------            ---------
                                                                   69,902               69,330
Long term borrowings                                               14,944               15,778
Other long term liabilities                                           585                  856
Deferred income taxes                                                  91                   44

Stockholders' Equity
     Preferred Stock, $100 par value--2,000,000
         shares authorized: none issued
     Common Stock, no par value, at nominal
         assigned value--62,000,000 shares
         authorized: 34,111,101 issued and
         outstanding in fiscal 2004 and fiscal 2003                    17                   17
     Additional capital                                            65,144               65,144
     Retained earnings (deficit)                                  (45,832)             (46,768)
     Accumulated other comprehensive loss                          (3,310)              (3,410)
                                                                ---------            ---------
         Stockholders' equity                                      16,019               14,983
                                                                ---------            ---------
                                                                $ 101,541            $ 100,991
                                                                =========            =========

                                InterVoice, Inc.
                      Consolidated Statements of Operations
                                   (Unaudited)

                                                           (In Thousands, Except Per Share Data)
                                                                    Three Months Ended
                                                            -----------------------------------
                                                             May 31,                    May 31,
                                                              2003                       2002
                                                            --------                   --------
Sales
     Systems                                                $ 18,031                   $ 21,635
     Services                                                 20,371                     16,781
                                                            --------                   --------
                                                              38,402                     38,416
                                                            --------                   --------
Cost of goods sold
     Systems                                                  11,213                     16,118
     Services                                                  6,731                      6,671
                                                            --------                   --------
                                                              17,944                     22,789
                                                            --------                   --------
Gross margin
     Systems                                                   6,818                      5,517
     Services                                                 13,640                     10,110
                                                            --------                   --------
                                                              20,458                     15,627

Research and development expenses                              3,870                      6,005
Selling, general and administrative expenses                  13,471                     17,693
Amortization of acquisition related intangible assets            705                      1,776
                                                            --------                   --------
Income (loss) from operations                                  2,412                     (9,847)

Other income (expense)                                          (187)                       (48)
Interest expense                                                (545)                    (1,465)
                                                            --------                   --------
Income (loss) before taxes                                     1,680                    (11,360)
Income taxes (benefit)                                           744                     (2,681)
                                                            --------                   --------

Income (loss) before the cumulative effect
     of a change in accounting principle                         936                     (8,679)
Cumulative effect on prior years of a change
     in accounting principle                                      --                    (15,791)
                                                            --------                   --------
Net income (loss)                                           $    936                   $(24,470)
                                                            ========                   ========

Per Basic Share:
Income (loss) before the cumulative effect of
     a change in accounting principle                       $    .03                   $  (0.26)
Cumulative effect on prior years of a change
     in accounting principle                                      --                      (0.46)
                                                            --------                   --------
Net income (loss)                                           $    .03                   $  (0.72)
                                                            ========                   ========

Per Diluted Share:
Income (loss) before the cumulative effect of
     a change in accounting principle                       $    .03                   $  (0.26)
Cumulative effect on prior years of a change
     in accounting principle                                      --                      (0.46)
                                                            --------                   --------
Net income (loss)                                           $    .03                   $  (0.72)
                                                            ========                   ========

                                InterVoice, Inc.
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                                         (In Thousands)
                                                                                       Three Months Ended
                                                                                    ------------------------
                                                                                     May 31,         May 31,
                                                                                      2003            2002
                                                                                    --------        --------
Operating activities
     Income (loss) before the cumulative effect of a
         change in accounting principle                                             $    936        $ (8,679)
     Adjustments to reconcile income (loss) before the
         cumulative effect of a change in accounting
         principle to net cash provided by (used in)
         operating activities:
     Depreciation and amortization                                                     2,382           4,176
     Other changes in operating activities                                               284           2,841
                                                                                    --------        --------
Net cash provided by (used in) operating activities                                    3,602          (1,662)
                                                                                    --------        --------

Investing activities
     Proceeds from sale of assets                                                         --           1,852
     Purchases of property and equipment                                              (1,263)           (601)
                                                                                    --------        --------
Net cash provided by (used in) investing activities                                   (1,263)          1,251
                                                                                    --------        --------

Financing activities
     Paydown of debt                                                                    (834)        (26,000)
     Debt issuance costs                                                                  --          (1,632)
     Borrowings                                                                           --          24,000
     Exercise of stock options                                                            --              88
                                                                                    --------        --------
Net cash used in financing activities                                                   (834)         (3,544)
                                                                                    --------        --------

Effect of exchange rates on cash                                                          88             302
                                                                                    --------        --------

Increase (decrease) in cash and cash equivalents                                       1,593          (3,653)

Cash and cash equivalents, beginning of period                                        26,211          17,646
                                                                                    --------        --------

Cash and cash equivalents, end of period                                            $ 27,804        $ 13,993
                                                                                    ========        ========

                                InterVoice, Inc.
           Consolidated Statements of Changes in Stockholders' Equity
                                   (Unaudited)

                        (In Thousands, Except Share Data)

                                                                                     Retained         Accumulated
                                         Common Stock                                Earnings/           Other
                                 -----------------------------     Additional      (Accumulated      Comprehensive
                                   Shares           Amount          Capital          Deficit)            Loss              Total
                                 -------------------------------------------------------------------------------------------------
Balance at February 28, 2003     34,111,101       $       17       $   65,144       $  (46,768)       $   (3,410)       $   14,983

Net income                               --               --               --              936                --               936

Foreign currency translation
     adjustment                          --               --               --               --               100               100
                                 -------------------------------------------------------------------------------------------------
Balance at May 31, 2003          34,111,101       $       17       $   65,144       $  (45,832)       $   (3,310)       $   16,019
                                 =================================================================================================

                                INTERVOICE, INC.
                     RECONCILIATION OF NET INCOME TO EBITDA
                       FOR THE QUARTER ENDED MAY 31, 2003


The Company recognizes that its shareholders are interested in its performance against certain of the covenants associated with its debt facilities, particularly its earnings before interest, taxes, depreciation and amortization (EBITDA) covenant. A reconciliation of net income to EBITDA follows:

                                                       ($000s)
                                                     ----------
         Net income                                  $      936
         Add back EBITDA elements
             Interest                                       545
             Taxes                                          744
             Depreciation and amortization                2,382
                                                     ----------
         EBITDA                                           4,607
                                                     ==========


                                INTERVOICE, INC.
                        REVENUES BY MARKET AND GEOGRAPHY
                       FOR THE QUARTER ENDED MAY 31, 2003
                                  ($S IN 000S)

                                          North                   Rest of
                                         America                   World                      Total
                                    -----------------         ----------------         --------------------
Systems                             $  12,026   66.7%         $   6,005  33.3%         $   18,031    100.0%
Customer Support                       10,361   76.3%             3,225  23.7%             13,586    100.0%
Managed Services                        1,858   27.4%             4,927  72.6%         $    6,785    100.0%
                                    ---------   -----         ---------  -----         ----------    ------
Total Sales                         $  24,245   63.1%         $  14,157  36.9%         $   38,402    100.0%
                                    =========   =====         =========  =====         ==========    ======


IVR/Portal                                                                             $   11,906     31.0%
Messaging                                                                                   4,600     12.0%
Payment                                                                                     1,525      3.9%
                                                                                       ----------  --------
     Total Systems                                                                         18,031     46.9%
                                                                                       ----------  --------
Customer Support                                                                           13,586     35.4%
Managed Services                                                                            6,785     17.7%
                                                                                       ----------  --------
     Total Services                                                                        20,371     53.1%
                                                                                       ----------  --------
Total Sales                                                                            $   38,402    100.0%
                                                                                       ==========  ========